SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):
                                 March 19, 1997

                                 -------------

                          LONG ISLAND LIGHTING COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                      1-3571                11-1019782
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(State or other jurisdiction of   (Commission file number)   (I.R.S. employer
         incorporation)                                      identification no.)

175 East Old Country Road, Hicksville, New York                        11801
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  (Address of principal executive offices)                            (Zip code)

       Registrant's telephone number, including area code: (516) 755-6650


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Item 1.  Changes in Control of Registrant.

         On March 19, 1997, the Company and The Brooklyn Union Gas Company issued the joint press release set forth as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference, with respect to the matters described therein and to the additional exhibits included herewith. The Agreement in Principle set forth as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference, is intended by the parties thereto to be executed shortly.

Item 2.  Acquisition or Disposition of Assets.

         On March 19, 1997, the Company and The Brooklyn Union Gas Company issued the joint press release set forth as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference, with respect to the matters described therein and to the additional exhibits included herewith. The Agreement in Principle set forth as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference, is intended by the parties thereto to be executed shortly.

Item 5.  Other Events.

         On March 19, 1997, the Company and The Brooklyn Union Gas Company issued the joint press release set forth as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference, with respect to the matters described therein and to the additional exhibits included herewith. The Agreement in Principle set forth as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference, is intended by the parties thereto to be executed shortly.

Item 7.  Financial Statements and Exhibits.

(c)                 Exhibits

Exhibit 2.1 Agreement in Principle dated as of March 19, 1997 by and among Long Island Power Authority, a corporate municipal instrumentality of the state of New York ("LIPA"), the Company and The Brooklyn Union Gas Company.

Exhibit 99.1        Press Release dated March 19, 1997.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      LONG ISLAND LIGHTING COMPANY
                                             (Registrant)




                                       By:/s/ ANTHONY NOZZOLILLO
                                          ----------------------
                                          ANTHONY NOZZOLILLO
                                          Senior Vice President - Finance
                                          and Chief Financial Officer

Dated:  March 19, 1997


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                                      INDEX

Exhibit No.       Description

Exhibit 2.1 Agreement in Principle dated as of March 19, 1997 by and among Long Island Power Authority, a corporate municipal instrumentality of the state of New York ("LIPA"), the Company and The Brooklyn Union Gas Company.

Exhibit 99.1      Press Release dated March 19, 1997.


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